UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

SPECTRE GAMING, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1466 Pioneer Way, #10, El Cajon, California		92020

(Address of principal executive offices)		(Zip Code)

(612) 279-2030

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” On March 6, 2005, we issued a press release reporting the financial results for our quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

     (c)      99.1 Press Release dated May 6, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRE GAMING, INC.
Date: May 11, 2005	By:	/s/ Brian Niebur
BRIAN NIEBUR, Chief Financial Officer